Exhibit 99.3

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

For the three months ended August 31, 2012

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$12,646	$-	$12,646
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of deferred income	(3,925)	-	(3,925)
Amortization of bond issuance costs and deferred charges	1,978	-	1,978
Depreciation	1,310	-	1,310
Provision for loan losses	9,122	-	9,122
Recovery of guarantee liability	(9)	-	(9)
Results of operations of foreclosed assets	4,765	-	4,765
Derivative forward value	10,729	-	10,729
Changes in operating assets and liabilities:
Accrued interest and other receivables	14,047	-	14,047
Accrued interest payable	65,987	-	65,987
Other	17,162	-	17,162

Net cash provided by operating activities	133,812	-	133,812

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(2,096,528)	13,589	(2,082,939)
Principal collected on loans	1,526,701	-	1,526,701
Net investment in fixed assets	(1,381)	-	(1,381)
Proceeds from foreclosed assets	18,986	-	18,986
Investments in foreclosed assets	(35,284)	-	(35,284)
Net proceeds from sale of loans	13,589	(13,589)	-
Change in restricted cash	(477)	-	(477)

Net cash used in investing activities	(574,394)	-	(574,394)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuances of short-term debt, net	130,301	(28,227)	102,074
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	128,515	128,515
Repayments of short-term debt with original maturity greater than 90 days	-	(100,288)	(100,288)
Issuance costs for revolving bank lines of credit	(703)	-	(703)
Proceeds from issuance of long-term debt	973,425	-	973,425
Payments for retirement of long-term debt	(320,772)	-	(320,772)
Proceeds from issuance of members' subordinated certificates	46,304	-	46,304
Payments for retirement of members' subordinated certificates	(4,021)	-	(4,021)

Net cash provided by financing activities	824,534	-	824,534

NET INCREASE IN CASH AND CASH EQUIVALENTS	383,952	-	383,952
BEGINNING CASH AND CASH EQUIVALENTS	191,167	-	191,167
ENDING CASH AND CASH EQUIVALENTS	$575,119	$-	$575,119

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

For the three months ended August 31, 2011

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(86,622)	$-	$(86,622)
Adjustments to reconcile net loss to net cash provided by operating activities
Amortization of deferred income	(3,204)	-	(3,204)
Amortization of bond issuance costs and deferred charges	3,139	-	3,139
Depreciation	725	-	725
Recovery of for loan losses	(9,130)	-	(9,130)
Recovery of guarantee liability	(60)	-	(60)
Results of operations of foreclosed assets	9,818	-	9,818
Derivative forward value	111,739	-	111,739
Changes in operating assets and liabilities:
Accrued interest and other receivables	(5,218)	-	(5,218)
Accrued interest payable	92,974	-	92,974
Other	17,139	-	17,139

Net cash provided by operating activities	131,300	-	131,300

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(1,685,983)	11,339	(1,674,644)
Principal collected on loans	2,386,760	-	2,386,760
Net investment in fixed assets	(5,253)	-	(5,253)
Proceeds from foreclosed assets	7,004	-	7,004
Investments in foreclosed assets	(12,036)	-	(12,036)
Net proceeds from sale of loans	11,339	(11,339)	-
Change in restricted cash	(478)	-	(478)

Net cash used in investing activities	701,353	-	701,353

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of issuances of short-term debt, net	(257,784)	1,312	(256,472)
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	131,969	131,969
Repayments of short-term debt with original maturity greater than 90 days	-	(133,281)	(133,281)
Proceeds from issuance of long-term debt	106,191	-	106,191
Payments for retirement of long-term debt	(369,925)	-	(369,925)
Proceeds from issuance of members' subordinated certificates	15,833	-	15,833
Payments for retirement of members' subordinated certificates	(52,911)	-	(52,911)

Net cash provided by financing activities	(558,596)	-	(558,596)

NET INCREASE IN CASH AND CASH EQUIVALENTS	274,057	-	274,057
BEGINNING CASH AND CASH EQUIVALENTS	293,615	-	293,615
ENDING CASH AND CASH EQUIVALENTS	$567,672	$-	$567,672